                                   [GRAPHIC]

                                                  Annual Report October 31, 2001

Oppenheimer
Quest Value Fund, Inc./SM/

                                                        [LOGO] OPPENHEIMER FUNDS
                                                        The Right Way to Invest

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer Quest Value Fund, Inc./SM/ seeks capital appreciation.

    CONTENTS

  1 Letter to Shareholders

  3 An Interview with Your Fund's Manager

  7 Fund Performance

 12 Financial Statements

 30 Independent Auditors' Report

 31 Federal Income Tax Information

 32 Officers and Directors

-------------------------------------
Average Annual Total Returns*

             For the 1-Year Period
             Ended 10/31/01

             Without       With
             Sales Chg.    Sales Chg.
-------------------------------------
Class A      -5.23%        -10.68%
-------------------------------------
Class B      -5.83         -10.42
-------------------------------------
Class C      -5.82          -6.74
-------------------------------------
Class N     -10.25         -11.14
-------------------------------------
Class Y      -4.50
-------------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 11 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

[PHOTO]

John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.

   The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the tenth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.

   During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.

   It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.

   As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.

                    1 | OPPENHEIMER QUEST VALUE FUND, INC.

LETTER TO SHAREHOLDERS

   To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are the "Twin Towers Fund", the "Lumina Foundation for Education--Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.

   At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,


/s/ John V. Murphy


John V. Murphy
November 21, 2001


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                    2 | OPPENHEIMER QUEST VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER

Portfolio Manager
John Lindenthal

Q How did Oppenheimer Quest Value Fund, Inc. perform during the 12-month reporting period that ended October 31, 2001?

  Even though the Fund produced negative returns, we are generally pleased with performance during the reporting period. Despite a lackluster U.S. economy, a falloff in corporate earnings and the terrorist attacks of September 11, the Fund outperformed its benchmark, the Standard & Poor's 500 Composite Stock Price Index, and placed in the first quartile of its peer group, the Lipper Large-Cap Value Fund Index./1/

      We attribute these relatively strong results to three factors. The first is our strict focus on value stocks, specifically equities that we believe are priced below their intrinsic worth. The second factor was our minimal exposure to technology stocks, which represented just 2.3% of total assets. Third, we were well exposed to some of the strongest market sectors, including consumer staples and financial services.

  Why did you focus on these areas?

  Our focus on the consumer staples, financial services and telecommunications groups was an outgrowth of our "bottom-up," research-driven approach that emphasizes investments in individual stocks rather than specific industry groups. We target companies with improving balance sheets, strong management teams, competitive advantages and high returns on capital. These stocks must be underappreciated, have strong potential and exhibit evidence that their price will improve in the foreseeable future.

  1. Oppenheimer Quest Value Fund's Class A shares placed in the first quartile of its peer group--ranking [23 of 334] fund's included in the Lipper Large-Cap Value Fund Index for the one year period ended October 31, 2001. Lipper rankings are based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions reinvested.

                    3 | OPPENHEIMER QUEST VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER

A consistent focus on value stocks and an above-average investment in high quality financial services companies were key drivers of the Fund's strong relative performance.

   When the reporting period began, we found a number of financial services and consumer staples companies that met our strict parameters. Since many of these companies provide essential services, they often hold their value better than most businesses during economic downturns. In addition, financial services companies benefited from lower interest rates this year, and in fact, one of the best-performing stocks in the portfolio was John Hancock Financial Services, Inc., a provider of insurance and investment products to retail and institutional clients.

   Later in the reporting period, in late summer 2001, our selection criteria pointed us toward high quality, but out-of-favor telecommunications stocks. As many fledgling telecom companies have gone out of business or have been acquired, it has resulted in less competition and more pricing flexibility for established competitors, and thus provided quality investment opportunities for the Fund.

Which stocks contributed most to the Fund's performance?

One of the Fund's top-performing stocks was The Kroger Co., a nationwide grocery chain. As a consumer staples company, Kroger was generally insulated from the effects of the economic slowdown. Another strong contributor was Sprint FON Group, the non-wireless operating group for Sprint Corp. We purchased the stock at a relatively low price compared with historical levels. Subsequently, the stock posted respectable price gains as the

                    4 | OPPENHEIMER QUEST VALUE FUND, INC.

---------------------------------
Average Annual
Total Returns

For the Periods Ended 9/30/01/2/

Class A
1-Year      5-Year     10-Year
---------------------------------
-5.16%      6.88%      12.08%

Class B                Since
1-Year      5-Year     Inception
---------------------------------
-4.86%      7.24%      11.01%

Class C                Since
1-Year      5-Year     Inception
---------------------------------
-0.95%      7.56%      10.83%

Class N                Since
1-Year      5-Year     Inception
---------------------------------
N/A         N/A        -8.82%

Class Y                Since
1-Year      5-Year     Inception
---------------------------------
1.43%       N/A        8.06%

telecommunications shakeout continued and the company tightened its balance sheet.

   On the other hand, detractors from the Fund's performance were spread across many industries. Chief among them was the drugstore chain CVS Corp., which has seen both sales and earnings decline sharply. Another poor performer was Boeing Co., which like all travel related companies, experienced a steep decline in price after September 11. Although the near-term performance of these stocks has been disappointing, we continue to believe in their long-term potential, and we have kept them in the Fund.

How will you position the portfolio in the wake of the events of September 11?

Existing weakness in the U.S. economy was intensified by events of September 11. Unemployment has risen, while consumer confidence and spending have waned, thus we believe making an economic recession more of a certainty. As a result, the stock market has been exceptionally volatile.

   Despite the upheaval in the stock market, we have remained true to our investment approach, selecting undervalued stocks according to their individual merits. We continue to believe that financial services stocks, with inflation at low levels and the Fed apparently committed to reducing interest rates further to spur economic growth, should perform well.

                 2. See Notes on page 11 for further details.

                    5 | OPPENHEIMER QUEST VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER

-------------------------
Sector Allocation/3/

        [CHART]

 . Financial         36.3%
     Diversified
     Financial      18.1
     Banks           9.8
     Insurance       8.4
 . Consumer
   Staples          14.6
 . Capital Goods     13.8
 . Communication
   Services         10.2
 . Healthcare         7.7
 . Energy             5.5
 . Transportation     3.8
 . Technology         2.7
 . Basic Materials    2.0
 . Utilities          1.9
 . Consumer
   Cyclicals         1.5
-------------------------

   Looking at the broader market, a potential increase in federal spending and proposed tax cuts for individuals may lead to higher sales, improved corporate earnings and ultimately, higher stock prices. While we wait for that to occur, we intend to stay focused on what we know best: investing in fundamentally sound, undervalued equities. This discipline in the face of uncertainty is just one reason why Oppenheimer Quest Value Fund, Inc. is a part of The Right Way to Invest.

Top Ten Common Stock Holdings/4/
-----------------------------------------------------------------------------
Freddie Mac                                                              6.8%
-----------------------------------------------------------------------------
Kroger Co. (The)                                                         5.2
-----------------------------------------------------------------------------
Household International, Inc.                                            3.4
-----------------------------------------------------------------------------
FleetBoston Financial Corp.                                              3.3
-----------------------------------------------------------------------------
Citigroup, Inc.                                                          3.2
-----------------------------------------------------------------------------
Wells Fargo Co.                                                          3.2
-----------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                                     3.2
-----------------------------------------------------------------------------
McDonald's Corp.                                                         3.2
-----------------------------------------------------------------------------
John Hancock Financial Services, Inc.                                    3.1
-----------------------------------------------------------------------------
Verizon Communications, Inc.                                             3.0


Top Five Common Stock Industries/4/
-----------------------------------------------------------------------------
Diversified Financial                                                   15.9%
-----------------------------------------------------------------------------
Manufacturing                                                            8.7
-----------------------------------------------------------------------------
Banks                                                                    8.6
-----------------------------------------------------------------------------
Insurance                                                                7.4
-----------------------------------------------------------------------------
Telecommunications--Long Distance                                        7.4


3. Portfolio is subject to change. Percentages are as of October 31, 2001, and are based on total market value of common stock.
4. Portfolio is subject to change. Percentages are as of October 31, 2001, and are based on net assets.

                    6 | OPPENHEIMER QUEST VALUE FUND, INC.

FUND PERFORMANCE


How has the Fund performed? Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended October 31, 2001, Oppenheimer Quest Value Fund, Inc. outperformed its benchmark, the Standard & Poor's 500 Composite Stock Price Index. The period was dominated by investor concerns about a slowing economy that intensified in the wake of terrorist attacks of September 11. Strict attention to the Fund's value-oriented stock selection strategy helped boost its performance in a climate that favored value stocks over growth stocks.

Anticipating a sluggish U.S. economy and lower interest rates, the Fund invested in companies that have historically benefited from such conditions, including several financial services and consumer staples companies. These holdings, along with telecommunications shares, performed relatively well. The Fund's below-average exposure to technology issues compared to its benchmark protected it from a precipitous decline in that area of the stock market. The Fund's portfolio allocation, management and holdings are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 2001. In the case of Class A shares, performance is measured for a 10-year period. In the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

                    7 | OPPENHEIMER QUEST VALUE FUND, INC.

FUND PERFORMANCE


Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest Value Fund, Inc. (Class A)
     S&P 500 Index

                                    [CHART]

                              Value of           S&P 500 Index
                             Investment           Reinvested
Date                           in Fund              Monthly

10/31/91                        9,425                10,000
01/31/92                       10,268                10,495
04/30/92                       10,535                10,730
07/31/92                       10,764                11,056
10/31/92                       11,164                10,995
01/31/93                       11,832                11,604
04/30/93                       11,942                11,720
07/31/93                       12,203                12,019
10/31/93                       12,533                12,634
01/31/94                       12,806                13,095
04/30/94                       12,681                12,342
07/31/94                       12,754                12,638
10/31/94                       13,162                13,121
01/31/95                       13,193                13,164
04/30/95                       14,415                14,494
07/31/95                       16,169                15,933
10/31/95                       16,418                16,587
01/31/96                       18,192                18,247
04/30/96                       19,143                18,868
07/31/96                       18,826                18,570
10/31/96                       21,080                20,581
01/31/97                       22,489                23,051
04/30/97                       22,528                23,608
07/31/97                       26,515                28,247
10/31/97                       26,437                27,187
01/31/98                       27,369                29,252
04/30/98                       31,159                33,303
07/31/98                       29,887                33,700
10/31/98                       29,048                33,171
01/31/99                       29,489                38,762
04/30/99                       32,634                40,573
07/31/99                       30,934                40,508
10/31/99                       30,835                41,684
01/31/00                       29,102                42,771
04/30/00                       29,618                44,679
07/31/00                       28,377                44,140
10/31/00                       31,279                44,218
01/31/01                       33,587                42,386
04/30/01                       33,604                38,886
07/31/01                       33,439                37,818
10/31/01                       29,644                33,212

Average Annual Total Returns of Class A Shares of the Fund at 10/31/01/1/
1-Year -10.68%     5-Year 5.80%     10-Year 11.48%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest Value Fund, Inc. (Class B)
     S&P 500 Index

                                    [CHART]

                              Value of           S&P 500 Index
                             Investment           Reinvested
Date                           in Fund              Monthly

09/01/93                       10,000                10,000
10/31/93                        9,882                10,128
01/31/94                       10,081                10,498
04/30/94                        9,965                 9,894
07/31/94                       10,015                10,132
10/31/94                       10,319                10,519
01/31/95                       10,328                10,553
04/30/95                       11,272                11,619
07/31/95                       12,627                12,773
10/31/95                       12,805                13,297
01/31/96                       14,176                14,628
04/30/96                       14,894                15,126
07/31/96                       14,626                14,887
10/31/96                       16,359                16,499
01/31/97                       17,428                18,480
04/30/97                       17,439                18,926
07/31/97                       20,503                22,645
10/31/97                       20,402                21,795
01/31/98                       21,109                23,451
04/30/98                       23,989                26,698
07/31/98                       22,983                27,017
10/31/98                       22,316                26,593
01/31/99                       22,619                31,075
04/30/99                       24,993                32,526
07/31/99                       23,668                32,475
10/31/99                       23,578                33,417
01/31/00                       22,253                34,288
04/30/00                       22,648                35,818
07/31/00                       21,699                35,386
10/31/00                       23,918                35,448
01/31/01                       25,683                33,979
04/30/01                       25,695                31,174
07/31/01                       25,569                30,318
10/31/01                       22,668                26,625


Average Annual Total Returns of Class B Shares of the Fund at 10/31/01/1/
1-Year -10.42%     5-Year 6.12%    Since Inception 10.54%

1. See Notes on page 11 for further details.

                    8 | OPPENHEIMER QUEST VALUE FUND, INC.

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest Value Fund, Inc. (Class C)
     S&P 500 Index

                                    [CHART]

                     Value of              S&P 500 Index
                    Investment               Reinvested
Date                  In Fund                 Monthly

09/01/93              10,000                   10,000
10/31/93               9,874                   10,128
01/31/94              10,082                   10,498
04/30/94               9,967                    9,894
07/31/94              10,016                   10,132
10/31/94              10,313                   10,519
01/31/95              10,327                   10,553
04/30/95              11,273                   11,619
07/31/95              12,628                   12,773
10/31/95              12,798                   13,297
01/31/96              14,164                   14,628
04/30/96              14,882                   15,126
07/31/96              14,624                   14,887
10/31/96              16,347                   16,449
01/31/97              17,416                   18,480
04/30/97              17,426                   18,926
07/31/97              20,490                   22,645
10/31/97              20,399                   21,795
01/31/98              21,094                   23,451
04/30/98              23,984                   26,698
07/31/98              22,968                   27,017
10/31/98              22,301                   26,593
01/31/99              22,610                   31,075
04/30/99              24,984                   32,526
07/31/99              23,659                   32,475
10/31/99              23,538                   33,417
01/31/00              22,183                   34,288
04/30/00              22,536                   35,818
07/31/00              21,566                   35,386
10/31/00              23,734                   35,448
01/31/01              25,449                   33,979
04/30/01              25,411                   31,174
07/31/01              25,269                   30,318
10/31/01              22,352                   26,625


Average Annual Total Returns of Class C Shares of the Fund at 10/31/01/1/
1-Year -6.74%     5-Year 6.46%     Since Inception 10.35%

Class N Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest Value Fund, Inc. (Class N)
     S&P 500 Index

                                    [CHART]

                    Value of                 S&P 500 Index
                   Investment                  Reinvested
Date                 In Fund                     Monthly

03/01/01             10,000                      10,000
04/30/01             10,175                      10,094
07/31/01             10,125                       9,817
10/31/01              8,886                       8,621


Cumulative Total Return of Class N Shares of the Fund at 10/31/01/1/ Since Inception -11.14%

                    9 | OPPENHEIMER QUEST VALUE FUND, INC.

FUND PERFORMANCE Continued


Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest Value Fund, Inc. (Class Y)
     S&P 500 Index

                                    [CHART]

                     Value of          S&P 500 Index
                    Investment           Reinvested
Date                 In Fund              Monthly

12/16/96              10,000               10,000
01/31/97              10,564               10,624
04/30/97              10,594               10,881
07/31/97              12,485               13,019
10/31/97              12,455               12,531
01/31/98              12,909               13,482
04/30/98              14,708               15,349
07/31/98              14,121               15,532
10/31/98              13,744               15,289
01/31/99              13,960               17,866
04/30/99              15,441               18,700
07/31/99              14,657               18,670
10/31/99              14,630               19,212
01/31/00              13,817               19,713
04/30/00              14,046               20,593
07/31/00              13,435               20,344
10/31/00              14,793               20,380
01/31/01              15,970               19,536
04/30/01              15,986               17,923
07/31/01              15,923               17,431
10/31/01              14,128               15,308


Average Annual Total Returns of Class Y Shares of the Fund at 10/31/01/1/ 1-Year -4.50% Since Inception 7.35%

1. See Notes on page 11 for further details.

The performance information for the S&P 500 Index in the graphs begins on 10/31/91 for Class A, 8/31/93 for Class B and Class C, 2/28/01 for Class N and 12/31/96 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

                   10 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio management team is employed by the Fund's subadvisor.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 4/30/80. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. There is a voluntary reduction of a portion of the Class A asset-based sales charge as described in the Prospectus.

Class B shares were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, the cumulative total return information shown in this report is not annualized. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                   11 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF INVESTMENTS  October 31, 2001

                                                                   Market Value
                                                        Shares       See Note 1
================================================================================
Common Stocks--88.0%
--------------------------------------------------------------------------------
Basic Materials--1.8%
--------------------------------------------------------------------------------
Metals--1.8%
Alcoa, Inc.                                             550,000   $  17,748,500
--------------------------------------------------------------------------------
Capital Goods--12.2%
--------------------------------------------------------------------------------
Aerospace/Defense--1.6%
Boeing Co.                                              500,000      16,300,000
--------------------------------------------------------------------------------
Industrial Services--1.9%
Waste Management, Inc.                                  750,000      18,375,000
--------------------------------------------------------------------------------
Manufacturing--8.7%
Caterpillar, Inc.                                       400,000      17,888,000
--------------------------------------------------------------------------------
CP Holders/1/                                           745,000      27,267,000
--------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                    300,000      31,314,000
--------------------------------------------------------------------------------
Textron, Inc.                                           300,000       9,495,000
                                                                  --------------
                                                                     85,964,000

--------------------------------------------------------------------------------
Communication Services--8.9%
--------------------------------------------------------------------------------
Telecommunications-Long Distance--7.4%
Sprint Corp. (Fon Group)                              1,000,000      20,000,000
--------------------------------------------------------------------------------
Verizon Communications, Inc.                            600,000      29,886,000
--------------------------------------------------------------------------------
WorldCom, Inc./MCI Group                                 56,000         663,600
--------------------------------------------------------------------------------
WorldCom, Inc./WorldCom Group/1/                      1,700,000      22,865,000
                                                                  --------------
                                                                     73,414,600

--------------------------------------------------------------------------------
Telephone Utilities--1.5%
SBC Communications, Inc.                                400,000      15,244,000
--------------------------------------------------------------------------------
Consumer Cyclicals--1.3%
--------------------------------------------------------------------------------
Leisure & Entertainment--1.3%
Carnival Corp.                                          600,000      13,068,000
--------------------------------------------------------------------------------
Consumer Staples--12.9%
--------------------------------------------------------------------------------
Broadcasting--1.2%
Clear Channel Communications, Inc./1/                   300,000      11,436,000
--------------------------------------------------------------------------------
Entertainment--3.2%
McDonald's Corp.                                      1,200,000      31,284,000
--------------------------------------------------------------------------------
Food & Drug Retailers--7.2%
CVS Corp.                                               850,000      20,315,000
--------------------------------------------------------------------------------
Kroger Co. (The)/1/                                   2,100,000      51,366,000
                                                                  --------------
                                                                     71,681,000

--------------------------------------------------------------------------------
Household Goods--1.3%
Gillette Co.                                            400,000      12,436,000
--------------------------------------------------------------------------------
Energy--4.9%
--------------------------------------------------------------------------------
Energy Services--1.0%
Halliburton Co.                                         400,000       9,876,000


                    12 | OPPENHEIMER QUEST VALUE FUND, INC.

                                                                   Market Value
                                                        Shares       See Note 1
================================================================================
Oil: Domestic--3.9%
ChevronTexaco Corp.                                     250,000   $  22,137,500
--------------------------------------------------------------------------------
Unocal Corp.                                            500,000      16,100,000
                                                                  --------------
                                                                     38,237,500

--------------------------------------------------------------------------------
Financial--31.9%
--------------------------------------------------------------------------------
Banks--8.6%
FleetBoston Financial Corp.                           1,000,000      32,860,000
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                 600,000      21,216,000
--------------------------------------------------------------------------------
Wells Fargo Co.                                         800,000      31,600,000
                                                                  --------------
                                                                     85,676,000

--------------------------------------------------------------------------------
Diversified Financial--15.9%
Citigroup, Inc.                                         700,000      31,864,000
--------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                     600,000      23,958,000
--------------------------------------------------------------------------------
Freddie Mac                                           1,000,000      67,820,000
--------------------------------------------------------------------------------
Household International, Inc.                           650,000      33,995,000
                                                                  --------------
                                                                    157,637,000

--------------------------------------------------------------------------------
Insurance--7.4%
AFLAC, Inc.                                             600,000      14,676,000
--------------------------------------------------------------------------------
John Hancock Financial Services, Inc.                   900,000      30,672,000
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                  325,000      28,229,500
                                                                  --------------
                                                                     73,577,500

--------------------------------------------------------------------------------
Healthcare--6.8%
--------------------------------------------------------------------------------
Healthcare/Drugs--6.8%
American Home Products Corp.                            500,000      27,915,000
--------------------------------------------------------------------------------
Merck & Co., Inc.                                       100,000       6,381,000
--------------------------------------------------------------------------------
Pharmacia Corp.                                         400,000      16,208,000
--------------------------------------------------------------------------------
Schering-Plough Corp.                                   450,000      16,731,000
                                                                  --------------
                                                                     67,235,000

--------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.0%
Paracelsus Healthcare Corp./1/,/2/                        3,107              --
--------------------------------------------------------------------------------
Technology--2.3%
--------------------------------------------------------------------------------
Computer Hardware--1.4%
Dell Computer Corp./1/                                  600,000      14,388,000
--------------------------------------------------------------------------------
Computer Software--0.9%
Microsoft Corp./1/                                      150,000       8,722,500
--------------------------------------------------------------------------------
Transportation--3.3%
--------------------------------------------------------------------------------
Air Transportation--0.9%
AMR Corp./1/                                            500,000       9,100,000
--------------------------------------------------------------------------------
Railroads & Truckers--2.4%
Burlington Northern Santa Fe Corp.                      900,000      24,183,000


                    13 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF INVESTMENTS Continued

                                                                              Market Value
                                                                    Shares      See Note 1
------------------------------------------------------------------------------------------
   Utilities--1.7%
------------------------------------------------------------------------------------------
   Electric Utilities--1.7%
   Exelon Corp.                                                    400,000    $ 16,828,000
                                                                             -------------
   Total Common Stocks (Cost $801,817,233)                                     872,411,600

                                                                 Principal
                                                                    Amount
==========================================================================================
   Short-Term Notes--12.1%
   Federal National Mortgage Assn., 2.29%, 11/26/01           $ 73,945,000      73,827,407
------------------------------------------------------------------------------------------
   General Electric Capital Corp., 2.43%, 11/9/01               21,997,000      21,985,122
------------------------------------------------------------------------------------------
   Prudential Funding LLC, 2.44%, 11/13/01                      23,605,000      23,585,801
                                                                             -------------
   Total Short-Term Notes (Cost $119,398,330)                                  119,398,330

------------------------------------------------------------------------------------------
   Total Investments, at Value (Cost $921,215,563)                   100.1%    991,809,930
------------------------------------------------------------------------------------------
   Liabilities in Excess of Other Assets                              (0.1)       (622,887)
                                                              ----------------------------
   Net Assets                                                        100.0%   $991,187,043
                                                              ============================


Footnotes to Statement of Investments

1. Non-income-producing security.
2. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

                    14 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES October 31, 2001


   =======================================================================================
   Assets
   Investments, at value (cost $921,215,563)--see accompanying statement      $991,809,930
   ---------------------------------------------------------------------------------------
   Cash                                                                             60,732
   ---------------------------------------------------------------------------------------
   Receivables and other assets:
   Shares of capital stock sold                                                    939,700
   Interest and dividends                                                          895,875
   Other                                                                            58,486
                                                                             -------------
   Total assets                                                                993,764,723

   =======================================================================================
   Liabilities
   Payables and other liabilities:
   Shares of capital stock redeemed                                              1,913,316
   Shareholder reports                                                             247,214
   Distribution and service plan fees                                              212,917
   Directors' compensation                                                         101,850
   Transfer and shareholder servicing agent fees                                       529
   Other                                                                           101,854
                                                                             -------------
   Total liabilities                                                             2,577,680

   =======================================================================================
   Net Assets                                                                 $991,187,043
                                                                            ==============

   =======================================================================================
   Composition of Net Assets
   Par value of shares of capital stock                                       $ 55,997,538
   ---------------------------------------------------------------------------------------
   Additional paid-in capital                                                  843,222,979
   ---------------------------------------------------------------------------------------
   Accumulated net investment loss                                                (101,903)
   ---------------------------------------------------------------------------------------
   Accumulated net realized gain (loss) on investment transactions              21,474,062
   ---------------------------------------------------------------------------------------
   Net unrealized appreciation (depreciation) on investments                    70,594,367
                                                                             -------------
   Net Assets                                                                 $991,187,043
                                                                             =============

                    15 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES Continued

 ===============================================================================
 Net Asset Value Per Share

 Class A Shares:

 Net asset value and redemption price per share
 (based on net assets of $567,123,581 and
 31,562,080 shares of capital stock outstanding)                         $17.97

 Maximum offering price per share (net asset value
 plus sales charge of 5.75% of offering price)                           $19.07
 -------------------------------------------------------------------------------
 Class B Shares:

 Net asset value, redemption price (excludes
 applicable contingent deferred sales charge) and
 offering price per share (based on net assets of
 $318,916,164 and 18,422,517 shares of capital
 stock outstanding)                                                      $17.31
 -------------------------------------------------------------------------------
 Class C Shares:

 Net asset value, redemption price (excludes
 applicable contingent deferred sales charge) and
 offering price per share (based on net assets of
 $81,770,617 and 4,720,197 shares of capital stock
 outstanding)                                                            $17.32
 -------------------------------------------------------------------------------
 Class N Shares:

 Net asset value, redemption price (excludes
 applicable contingent deferred sales charge) and
 offering price per share (based on net assets of
 $2,695,961 and 150,141 shares of capital stock
 outstanding)                                                            $17.96
 -------------------------------------------------------------------------------
 Class Y Shares:

 Net asset value, redemption price and offering
 price per share (based on net assets of $20,680,720
 and 1,142,603 shares of capital stock outstanding)                      $18.10

See accompanying Notes to Financial Statements.

                    16 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF OPERATIONS For the Year Ended October 31, 2001


   =======================================================================================
   Investment Income
   Dividends (net of foreign withholding taxes of $43,764)                   $  14,161,970
   ---------------------------------------------------------------------------------------
   Interest                                                                      4,334,849
                                                                             -------------
   Total income                                                                 18,496,819

   =======================================================================================
   Expenses
   Management fees                                                               9,672,069
   ---------------------------------------------------------------------------------------
   Distribution and service plan fees:
   Class A                                                                       2,423,419
   Class B                                                                       3,465,165
   Class C                                                                         849,121
   Class N                                                                           2,150
   ---------------------------------------------------------------------------------------
   Transfer and shareholder servicing agent fees:
   Class A                                                                         986,096
   Class B                                                                         764,933
   Class C                                                                         167,302
   Class N                                                                           1,030
   Class Y                                                                          47,058
   ---------------------------------------------------------------------------------------
   Shareholder reports                                                             289,081
   ---------------------------------------------------------------------------------------
   Directors' compensation                                                          30,372
   ---------------------------------------------------------------------------------------
   Custodian fees and expenses                                                      28,559
   ---------------------------------------------------------------------------------------
   Other                                                                           462,389
                                                                             -------------
   Total expenses                                                               19,188,744
   Less reduction to excess expenses                                               (83,713)
   Less reduction to custodian expenses                                            (19,041)
   Less voluntary waiver of transfer and shareholder servicing agent
   fees-Class Y                                                                     (4,758)
                                                                             -------------
   Net expenses                                                                 19,081,232

   =======================================================================================
   Net Investment Loss                                                            (584,413)

   =======================================================================================
   Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on investments                                      26,691,740
   ---------------------------------------------------------------------------------------
   Net change in unrealized appreciation (depreciation) on investments         (89,735,914)
                                                                             -------------
   Net realized and unrealized gain (loss)                                     (63,044,174)

   ======================================================================================
   Net Decrease in Net Assets Resulting from Operations                      $ (63,628,587)
                                                                             =============



See accompanying Notes to Financial Statements.

                    17 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended October 31,                                         2001            2000
 ===================================================================================
 Operations
 Net investment income (loss)                           $   (584,413) $   (2,388,916)
 -----------------------------------------------------------------------------------
 Net realized gain (loss)                                 26,691,740      29,632,446
 -------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)    (89,735,914)    (47,103,924)
                                                        ----------------------------
 Net increase (decrease) in net assets resulting from
 operations                                              (63,628,587)    (19,860,394)

 ===================================================================================
 Dividends and/or Distributions to Shareholders
 Distributions from net realized gain:
 Class A                                                 (12,873,705)   (103,683,645)
 Class B                                                  (7,881,656)    (61,125,823)
 Class C                                                  (1,839,669)    (15,442,065)
 Class N                                                          --              --
 Class Y                                                    (321,742)     (1,711,662)

 ===================================================================================
 Capital Stock Transactions
 Net increase (decrease) in net assets resulting from
 capital stock transactions:
 Class A                                                  46,323,847    (224,908,276)
 Class B                                                  11,374,154    (114,394,586)
 Class C                                                   9,956,000     (35,635,653)
 Class N                                                   2,889,520              --
 Class Y                                                   9,297,478         562,999

 ===================================================================================
 Net Assets

 Total decrease                                           (6,704,360)   (576,199,105)
 -----------------------------------------------------------------------------------
 Beginning of period                                     997,891,403   1,574,090,508
                                                        ----------------------------
 End of period (including accumulated net investment
 loss of $101,903 and $107,064, respectively)           $991,187,043  $  997,891,403
                                                        ============================

See accompanying Notes to Financial Statements.

                    18 | OPPENHEIMER QUEST VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

Class A     Year Ended October 31,           2001        2000        1999        1998         1997
======================================================================================================
Per Share Operating Data
Net asset value, beginning of period     $  19.40    $  21.77    $  21.46    $  20.49     $  17.30
------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                         .03         .04         .02         .15          .11
Net realized and unrealized gain (loss)     (1.01)        .17        1.28        1.80         4.07
                                         -------------------------------------------------------------
Total income (loss) from
investment operations                        (.98)        .21        1.30        1.95         4.18
------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income           --          --        (.15)       (.11)        (.07)
Dividends in excess of net investment
income                                         --          --          --/1/       --           --
Distributions from net realized gain         (.45)      (2.58)       (.84)       (.87)        (.92)
                                         -------------------------------------------------------------
Total dividends and/or distributions
to shareholders                              (.45)      (2.58)       (.99)       (.98)        (.99)
------------------------------------------------------------------------------------------------------
Net asset value, end of period           $  17.97    $  19.40    $  21.77    $  21.46     $  20.49
                                         =============================================================

======================================================================================================
Total Return, at Net Asset Value/2/         (5.23)%      1.44%       6.15%       9.87%       25.41%

======================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in
thousands)                               $567,124    $569,086    $906,698    $976,655     $699,230
------------------------------------------------------------------------------------------------------
Average net assets (in thousands)        $593,910    $685,319    $977,120    $853,061     $560,582
------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                        0.21%       0.05%       0.07%       0.83%        0.74%
Expenses                                     1.57%       1.61%       1.60%       1.59%/4/     1.60%/4/
Expenses, net of reduction
to excess expenses                            N/A        1.56%        N/A         N/A          N/A
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        19%         51%         62%         21%          20%

1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                    19 | OPPENHEIMER QUEST VALUE FUND, INC.

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended October 31,               2001       2000       1999       1998          1997
====================================================================================================
Per Share Operating Data
Net asset value, beginning of period     $  18.82   $  21.32   $  21.08   $  20.17      $  17.08
----------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)                 (.08)      (.17)      (.11)       .07           .05
Net realized and unrealized gain (loss)      (.98)       .25       1.26       1.76          3.97
                                         -----------------------------------------------------------
Total income (loss) from
investment operations                       (1.06)       .08       1.15       1.83          4.02
----------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income           --         --       (.07)      (.05)         (.01)
Dividends in excess of net investment          --         --         --/1/      --            --
income
Distributions from net realized gain         (.45)     (2.58)      (.84)      (.87)         (.92)
                                         -----------------------------------------------------------
Total dividends and/or distributions
to shareholders                              (.45)     (2.58)      (.91)      (.92)         (.93)
----------------------------------------------------------------------------------------------------
Net asset value, end of period           $  17.31   $  18.82   $  21.32   $  21.08      $  20.17
                                         ===========================================================
====================================================================================================
Total Return, at Net Asset Value/2/         (5.83)%     0.79%      5.51%      9.38%        24.71%

====================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in
thousands)                               $318,916   $336,225   $520,146   $512,885      $298,348
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)        $346,623   $390,734   $541,440   $417,011      $200,752
----------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income (loss)                (0.45)%    (0.58)%    (0.51)%     0.33%         0.25%
Expenses                                     2.21%      2.24%      2.17%      2.09%/4/      2.10%/4/
Expenses, net of reduction
to excess expenses                            N/A       2.19%       N/A        N/A           N/A
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                        19%        51%        62%        21%           20%

1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                    20 | OPPENHEIMER QUEST VALUE FUND, INC.


Class C      Year Ended October 31,                    2001     2000      1999      1998        1997
=====================================================================================================
Per Share Operating Data
Net asset value, beginning of period              $   18.83 $  21.32  $  21.07  $  20.17 $     17.07
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                          (.05)    (.17)     (.11)       .07         .05
Net realized and unrealized gain (loss)              (1.01)      .26      1.26      1.75        3.98
                                                  ---------------------------------------------------
Total income (loss) from
investment operations                                (1.06)      .09      1.15      1.82        4.03
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                     --       --     (.06)     (.05)       (.01)
Dividends in excess of net investment income             --       --       --/1/      --          --
Distributions from net realized gain                  (.45)   (2.58)     (.84)     (.87)       (.92)
                                                  ---------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.45)   (2.58)     (.90)     (.92)       (.93)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   17.32 $  18.83  $  21.32  $  21.07 $     20.17
                                                  ===================================================
=====================================================================================================
Total Return, at Net Asset Value/2/                 (5.82)%    0.83%     5.55%     9.32%      24.79%

=====================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)          $  81,771 $ 79,102 $ 132,668 $ 140,461 $    82,098
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  84,956 $ 94,621 $ 143,378 $ 116,160 $    55,969
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income (loss)                        (0.42)%   (0.55)%  (0.48)%     0.33%       0.25%
Expenses                                              2.19%    2.21%     2.15%     2.10%/4/    2.10%/4/
Expenses, net of reduction
to excess expenses                                     N/A     2.16%      N/A       N/A         N/A
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 19%      51%       62%       21%         20%

1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                    21 | OPPENHEIMER QUEST VALUE FUND, INC.

FINANCIAL HIGHLIGHTS Continued

                                              Class N                                        Class Y
                                         Period Ended                                     Year Ended
                                          October 31,                                    October 31,
                                              2001/1/    2001    2000    1999     1998       1997/2/
====================================================================================================
Per Share Operating Data

Net asset value, beginning of period       $  20.01   $ 19.47 $ 21.82 $ 21.54  $ 20.55    $ 16.50
---------------------------------------------------------------------------------------------------

Income (loss) from investment operations:
Net investment income                            --/3/    .04     .04     .08      .21        .10
Net realized and unrealized gain (loss)       (2.05)     (.96)    .19    1.28     1.83       3.95
                                           --------------------------------------------------------
Total income (loss) from
investment operations                         (2.05)     (.92)    .23    1.36     2.04       4.05
---------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income             --        --      --    (.24)    (.18)        --
Dividends in excess of net investment income     --        --      --      --/3/    --         --
Distributions from net realized gain             --      (.45)  (2.58)   (.84)    (.87)        --
                                           --------------------------------------------------------
Total dividends and/or distributions
to shareholders                                  --      (.45)  (2.58)  (1.08)   (1.05)        --
---------------------------------------------------------------------------------------------------
Net asset value, end of period             $  17.96   $ 18.10 $ 19.47 $ 21.82  $ 21.54    $ 20.55
                                           ========================================================
===================================================================================================
Total Return, at Net Asset Value/4/          (10.25)%   (4.89)%  1.54%   6.45%   10.36%     24.55%

===================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)   $  2,696   $20,681 $13,478 $14,579  $10,036    $ 3,086
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $    651   $18,259 $12,712 $12,065  $ 5,673    $ 1,372
---------------------------------------------------------------------------------------------------
Ratios to average net assets:/5/
Net investment income (loss)                  (0.13)%    0.52%   0.21%   0.32%    1.30%      1.20%
Expenses                                       1.72%     1.25%   1.45%   1.33%    1.14%/6/   1.19%/6/
Expenses, net of reduction to
excess expenses                                 N/A       N/A    1.40%    N/A      N/A        N/A
Expenses, net of voluntary waiver of
transfer agent fees--Class Y                    N/A      1.22%    N/A     N/A      N/A        N/A
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                          19%       19%     51%     62%      21%        20%

1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. For the period from December 16, 1996 (inception of offering) to October 31, 1997.
3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized for periods of less than one full year.
6. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                    22 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies

Oppenheimer Quest Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.

   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

                    23 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1. Significant Accounting Policies Continued

Directors' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2001, the Fund's projected benefit obligations were decreased by $2,884 and payments of $2,277 were made to retired directors, resulting in an accumulated liability of $101,901 as of October 31, 2001.

   The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the
Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2001, amounts have been reclassified to reflect an increase in additional paid-in capital of $3,028,699, a decrease in accumulated net investment loss of $589,574, and a decrease in accumulated net realized gain on investments of $3,618,273. This reclassification includes $3,028,699 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

                    24 | OPPENHEIMER QUEST VALUE FUND, INC.

--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                    25 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
2. Capital Stock

The Fund has authorized 125 million shares of $1.00 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                                  Year Ended October 31, 2001/1/          Year Ended October 31, 2000
                                   Shares              Amount             Shares                Amount
-------------------------------------------------------------------------------------------------------
Class A
Sold                            9,352,021      $  186,833,455          7,369,319       $   136,341,325
Dividends and/or
distributions reinvested          626,615          12,075,026          5,320,582            99,335,067
Redeemed                       (7,755,675)       (152,584,634)       (25,006,301)         (460,584,668)
                              -------------------------------------------------------------------------
Net increase (decrease)         2,222,961      $   46,323,847        (12,316,400)      $  (224,908,276)
                              =========================================================================
-------------------------------------------------------------------------------------------------------
Class B
Sold                            4,296,082      $   82,580,719          2,877,044       $    52,021,342
Dividends and/or
distributions reinvested          381,086           7,118,687          3,169,518            57,747,250
Redeemed                       (4,117,343)        (78,325,252)       (12,581,412)         (224,163,178)
                              -------------------------------------------------------------------------
Net increase (decrease)           559,825      $   11,374,154         (6,534,850)      $  (114,394,586)
                              =========================================================================
-------------------------------------------------------------------------------------------------------
Class C
Sold                            1,664,615      $   31,875,328          1,049,415       $    18,987,209
Dividends and/or
distributions reinvested           88,252           1,648,568            811,047            14,785,640
Redeemed                       (1,233,511)        (23,567,896)        (3,881,669)          (69,408,502)
                              -------------------------------------------------------------------------
Net increase (decrease)           519,356      $    9,956,000         (2,021,207)       $  (35,635,653)
                              =========================================================================
-------------------------------------------------------------------------------------------------------
Class N
Sold                              152,195      $    2,927,413                 --       $            --
Dividends and/or
distributions reinvested               --                  --                 --                    --
Redeemed                           (2,054)            (37,893)                --                    --
                              -------------------------------------------------------------------------
Net increase (decrease)           150,141      $    2,889,520                 --       $            --
                              =========================================================================
-------------------------------------------------------------------------------------------------------
Class Y
Sold                            1,222,217      $   24,487,880            605,486       $    11,164,899
Dividends and/or
distributions reinvested           16,627             321,741             91,386             1,711,661
Redeemed                         (788,350)        (15,512,143)          (673,010)          (12,313,561)
                              -------------------------------------------------------------------------
Net increase (decrease)           450,494      $    9,297,478             23,862       $       562,999
                              =========================================================================

1. For the year ended October 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.


                    26 | OPPENHEIMER QUEST VALUE FUND, INC.

================================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2001, were $180,048,441 and $182,864,704, respectively.

As of October 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $922,664,970 was:

      Gross unrealized appreciation               $139,330,426
      Gross unrealized depreciation                (70,185,466)
                                                  ------------
      Net unrealized appreciation (depreciation)  $ 69,144,960
                                                  ============

================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $3.2 billion, 0.80% of the next $4 billion and 0.75% of average annual net assets in excess of $8 billion. Effective March 31, 2000, the Manager and the subadvisor had voluntarily agreed to waive advisory fees at an annual rate of 0.05% or 0.10% based on criteria set forth in the prospectus. The foregoing waiver is voluntary and may be terminated by the Manager or the subadvisor at any time. The Fund's management fee for the year ended October 31, 2001 was an annualized rate of 0.93%.
--------------------------------------------------------------------------------
Subadvisor Fees. The Manager pays OpCap Advisors (the subadvisor) based on the fee schedule set forth in the Prospectus. For the year ended October 31, 2001, the Manager paid $3,120,115 to the subadvisor.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee. OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Classes A, B, C, N and Y shares. This voluntary waiver of expenses limits transfer agent fees to 0.35% of average net assets for Classes A, B, C and N shares effective October 1, 2001 and to 0.25% of average net assets for Class Y shares effective January 1, 2001.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

                    27 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                    Aggregate           Class A     Commissions     Commissions     Commissions     Commissions
                    Front-End         Front-End      on Class A      on Class B      on Class C      on Class N
                Sales Charges     Sales Charges          Shares          Shares          Shares          Shares
                   on Class A       Retained by     Advanced by     Advanced by     Advanced by     Advanced by
Year Ended             Shares       Distributor  Distributor/1/  Distributor/1/  Distributor/1/  Distributor/1/
----------------------------------------------------------------------------------------------------------------
October 31, 2001   $1,162,250          $313,651        $166,769       $1,489,76        $198,443         $26,485

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                              Class A                    Class B                    Class C                     Class N
                  Contingent Deferred        Contingent Deferred        Contingent Deferred         Contingent Deferred
                        Sales Charges              Sales Charges              Sales Charges               Sales Charges
                          Retained by                Retained by                Retained by                 Retained by
Year Ended                Distributor                Distributor                Distributor                 Distributor
------------------------------------------------------------------------------------------------------------------------
October 31, 2001              $22,583                   $666,068                   $16,783                         $--

The Fund has adopted Distribution and Service Plans for Class A, Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Distribution and Service Plan Fees. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares of the Fund (the Board of Directors can set this rate up to 0.25%). Effective January 1, 2001, the asset-based sales charge rate for Class A shares was reduced from 0.20% to 0.15% of average annual net assets representing Class A shares. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits compensation to the Distributor at a rate up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2001, payments under the Class A Plan totaled $2,423,419, all of which was paid by the Distributor to recipients. That included $108,654 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

                    28 | OPPENHEIMER QUEST VALUE FUND, INC.

   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

   The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 2001, were as follows:

                                                                            Distributor's
                                                        Distributor's           Aggregate
                                                            Aggregate        Unreimbursed
                                               Amount    Unreimbursed       Expenses as %
                  Total Payments          Retained by        Expenses       of Net Assets
                      Under Plan          Distributor      Under Plan            of Class
------------------------------------------------------------------------------------------
Class B Plan          $3,465,165           $2,681,984      $7,837,872                2.46%
Class C Plan             849,121              136,939       1,775,561                2.17
Class N Plan               2,150                1,841          45,387                1.68

==========================================================================================

5. Illiquid Securities
As of October 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of October 31, 2001, was zero.

================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

   The Fund had no borrowings outstanding during the year ended or at October 31, 2001.

                    29 | OPPENHEIMER QUEST VALUE FUND, INC.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
Oppenheimer Quest Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Value Fund, Inc., including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1999, were audited by other auditors whose report dated November 19, 1999, expressed an unqualified opinion on this information.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Value Fund, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Denver, Colorado
November 21, 2001

                    30 | OPPENHEIMER QUEST VALUE FUND, INC.

FEDERAL INCOME TAX INFORMATION Unaudited

================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

    Distributions of $0.4464 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 8, 2000, all of which was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

    Dividends paid by the Fund during the fiscal year ended October 31, 2001, which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                    31 | OPPENHEIMER QUEST VALUE FUND, INC.

OPPENHEIMER QUEST VALUE FUND, INC.

Officers and Directors  Thomas W. Courtney, Chairman of the Board of Directors
                        John V. Murphy, President
                        Paul Y. Clinton, Director
                        Robert G. Galli, Director
                        Lacy B. Herrmann, Director
                        Brian Wruble, Director
                        O. Leonard Darling, Vice President
                        Robert G. Zack, Secretary
                        Brian W. Wixted, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Katherine P. Feld, Assistant Secretary
                        Kathleen T. Ives, Assistant Secretary
                        Denis R. Molleur, Assistant Secretary

Investment Advisor      OppenheimerFunds, Inc.

Sub-Advisor             OpCap Advisors

Distributor             OppenheimerFunds Distributor, Inc.

Transfer and            OppenheimerFunds Services
Shareholder Servicing
Agent

Custodian of Portfolio  Citibank, N.A
Securities

Independent Auditors    KPMG LLP

Legal Counsel           Mayer, Brown & Platt

                        Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 498 Seventh Avenue, New York, NY 10018

         (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

                    32 | OPPENHEIMER QUEST VALUE FUND, INC.

INFORMATION AND SERVICES

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--------------------------------------------------------------------------------

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                        QFVNX Class Y: QFVYX
--------------------------------------------------------------------------------
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